UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2010

PANELTECH INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53896	20-4748555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 John Stevens Way, Hoquiam, WA		98550
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 538-1480

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On September 16, 2010, Paneltech International Holdings, Inc. (the “Registrant”) and Collins Timber Company LLC (“Collins”) entered into a second amendment to that certain Non-Negotiable Promissory Note, dated as of December 23, 2009, as amended on July 26, 2010, made by the Registrant in favor of Collins (the “Note”).  The second amendment to the Note provides for: (a) an extension of the due date of the Note from August 30, 2010 to December 31, 2011; (b) an extension of the outside maturity date of the Note from August 31, 2010 to January 1, 2012; (c) triggering events requiring repayment of all or part of the Note; (d) the granting of a security interest in the personal property of the Company; and (e) setting the interest rate payable on the Note at 7% per annum as of July 1, 2010, with payments of interest beginning January 1, 2011.

 On September 16, 2010, the Registrant and Collins also entered into a second amendment to that certain Stock Repurchase Agreement, dated December 23, 2009, as amended on July 26, 2010, by and between the Registrant and Collins (the “Repurchase Agreement”), to provide for an extension of the outside maturity date of the Note from August 31, 2010 to January 1, 2012.

R. Wade Mosby, a director of the Registrant, is a Senior Vice President of Collins Pine Company, which owns approximately 64% of Collins.

The Repurchase Agreement was originally filed as Exhibit 10.2 of Current Report on Form 8-K, filed December 30, 2009, with the Note was filed as Exhibit B to the Repurchase Agreement.  The first amendment to the Note and the first amendment to the Repurchase Agreement were filed as Exhibits 10.1 and 10.2, respectively, of Current Report on Form 8-K, filed July 29, 2010.

The foregoing descriptions of the second amendment to the Note and the second amendment to the Repurchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 14, 2010, the holders of all the issued and outstanding shares of the Series A Convertible Preferred Stock, $0.0001 par value per share, of the Registrant, acting by unanimous written consent without a meeting, adopted resolutions approving the second amendment to the Note and the second amendment to the Repurchase Agreement.

The descriptions of the second amendment to the Note and the second amendment to the Repurchase Agreement in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Non-Negotiable Promissory Note between Registrant and Collins Timber Company LLC, dated September 16, 2010.

10.2	Amendment No. 2 to Stock Repurchase Agreement between Registrant and Collins Timber Company LLC, dated September 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2010	PANELTECH INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Scott Olmstead
Scott Olmstead
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Non-Negotiable Promissory Note between Registrant and Collins Timber Company LLC, dated September 16, 2010.

10.2	Amendment No. 2 to Stock Repurchase Agreement between Registrant and Collins Timber Company LLC, dated September 16, 2010.